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                                                                    Exhibit 10.2

                       AMERICAN ACCESS TECHNOLOGIES, INC.
                         2000 DIRECTOR STOCK OPTION PLAN
                        (As amended as of August 1, 2003)

1.   Purposes.

     The AMERICAN ACCESS TECHNOLOGIES, INC. 2000 DIRECTOR STOCK OPTION PLAN (the "Plan") is intended to provide the directors of AMERICAN ACCESS TECHNOLOGIES, INC. (the "Company") with an added incentive to provide their services to the Company and to induce them to exert their maximum efforts toward the Company's success. By thus encouraging directors and promoting their continued association with the Company, the Plan may be expected to benefit the Company and its stockholders. The Plan allows the Company to grant Incentive Stock Options ("ISOs") (as defined in Section 422(b) of the Internal Revenue Code of 1986, as amended [the "Code"]), and Non-Qualified Stock Options ("NQSOs"), not intended to qualify under Section 422(b) of the Code (ISOs and NQSOs hereinafter collectively the "Options"), to directors of the Company, irrespective of whether they are employees of the Company.

2.   Shares Subject to the Plan.

     The total number of shares of Common Stock of the Company, $.001 par value per share, that may be subject to Options granted under the Plan shall be 900,000 shares in the aggregate, subject to adjustment as provided in Paragraph 8 hereunder. The Company shall at all times while the Plan is in force reserve such number of shares of Common Stock as will be sufficient to satisfy the requirement of outstanding Options granted under the Plan, except as otherwise provided below. In the event any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, the unpurchased shares subject thereto shall again be available for the granting of Options under the Plan.

     In a given fiscal year, the maximum number of Options that can be granted hereunder to a single person shall be limited to 500,000 Options, as adjusted for future stock dividends and/or stock splits. Further, such limitation shall not be deemed exceeded in the event subsequent to the date of grant of Options under the Plan, the Company effectuates a stock split and/or stock dividend which results in an adjustment to the number of Options previously granted. The aforesaid limitation is intended to comply with Section 162(m) of the Code. To the extent any provision of the Plan or action by the Board of Directors or Committee, as hereinafter defined, fails to comply with Section 162(m), it shall be deemed null and void to the extent required by statute and to the extent deemed advisable by the Board of Directors and/or such Committee.

3    Eligibility.

     ISOs may be granted under the Plan to one or more directors who are employees of the Company or of a "subsidiary" or "parent" of the Company, as the quoted terms are defined within Section 424 of the Code. An Officer is an employee for the above purposes. NQSOs may be granted from time to time under the Plan to one or more directors of the Company, irrespective of whether they are employees of the Company.

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4.   Administration of the Plan.

     (a) The Plan shall be administered by a Compensation Committee of the Board of Directors of the Company (the "Committee") comprised of at least two outside directors (as described under Rule 16b-3, promulgated under the Securities Exchange Act of 1934 [the "1934 Act"]), and in accordance with the requirement of Section 162(m) of the Code, appointed by the Board of Directors of the Company. In the event such Committee is not comprised of said outside directors, any Option granted hereunder shall not be deemed automatically null and void, except as otherwise provided below. Within the limits of the express provisions of the Plan, the Committee shall have the authority, in its discretion, to determine the character of such Options (whether ISOs or NQSOs), and to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of option agreements that may be entered into in connection with Options (which need not be identical), subject to the limitation that option agreements granting ISOs must be consistent with the requirements for the ISOs being qualified as "incentive stock options" as provided in Section 422 of the Code, and to make all other determinations and take all other actions necessary or advisable for the administration of the Plan. In making such determinations, the Committee may take into account the nature of the services rendered by such individuals, their present and potential contributions to the Company's success, and such other factors as the Committee, in its discretion, shall deem relevant. The Committee's determinations on the matters referred to in this Paragraph shall be conclusive.

     (b) Notwithstanding anything contained herein to the contrary, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3, as amended from time to time (and its successor provisions, if any), under the 1934 Act. To the extent any provision of the Plan or action by the Board of Directors or Committee fails to so comply, it shall be deemed null and void to the extent required by law and to the extent deemed advisable by the Board of Directors and/or such Committee.

5.   Terms of Options.

     Within the limits of the express provisions of the Plan, each Director of the Company shall be awarded 50,000 five-year options as of July 1 of each year, provided as of such date such optionee is still a Director of the Company and the availability of shares subject to the Plan. Each Director who is the Chairman of one or more standing committees of the Board of Directors as of each such grant date shall be awarded an additional 10,000 five-year options for each committee for which he serves as Chairman as of such date, and each Director who is a member of one or more standing committees (other than the Chairman of such committee(s)) shall be awarded an additional 5,000 five-year options for each committee of which he is a member as of such date. Additionally, each Director of the Company who is a director on the date this Plan is adopted by the Board of Directors shall be awarded 10,000 five-year options on that date at an exercise price equal to the fair market value (as defined in subparagraph (b) below) of the Common Stock as of such date, and each Director who is appointed to the Board of Directors of the Company subsequent to the date this Plan is adopted by the Board of Director shall receive a grant of 10,000 five-year options as of the date on which such person is appointed to the Board of Directors, at an option exercise price equal to the fair market value of the Common Stock as of the date such person is appointed to the Board of Directors. Directors who are employees of the Company shall be awarded ISOs and Directors who are not employed by the Company shall be awarded NQSOs. An ISO or an NQSO enables the optionee to purchase from the Company, at any time during a specified exercise period, a specified number of shares of Common Stock at a specified price (the "Option Price"). The character and terms of each Option granted under the Plan shall be subject to the following:

     (a) An Option granted under the Plan must be granted within 10 years from the date the Plan is adopted, or the date the Plan is approved by the stockholders of the Company, whichever is earlier.

     (b) The Option Price of the shares of Common Stock subject to each ISO shall be the fair market value of such shares of Common Stock as of the time such ISO is granted. Such fair market value shall be determined by the Committee, and if the shares of Common Stock are then listed on any national securities exchange or traded on the over-the-counter market, the fair market value shall be the closing price on such

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exchange, or the mean of the closing bid and asked prices of the shares of
Common Stock on the over-the-counter market, as reported by Nasdaq, the National Association of Securities Dealers OTC Bulletin Board or the National Quotation Bureau, Inc., as the case may be, on the day on which the Option is granted or, if there is no closing price or bid or asked price on that day, the closing price or mean of the closing bid and asked prices on the most recent day preceding the day on which the Option is granted for which such prices are available. If an ISO is granted to an individual who, immediately before the ISO is to be granted, owns directly or through attribution) more than 10% of the total combined voting power of all classes of capital stock of the Company or a subsidiary or parent of the Company, the Option Price of the shares of Common Stock subject to such ISO shall be equal to 110% of the fair market value per share of the shares of Common Stock at the time such ISO is granted.

     (c) The Option Price of the shares of Common Stock subject to an NQSO granted pursuant to the Plan shall be the fair market value of the shares of Common Stock, as determined above.

     (d) In no event shall any Option granted under the Plan have an expiration date later than ten (10) years from the date of its grant, and all Options granted under the Plan shall be subject to earlier termination as expressly provided in Paragraph 6 hereof. If an ISO is granted to any individual who, immediately before the ISO is granted, owns (directly or through attribution) more than 10% of the total combined voting power of all classes of capital stock of the Company or of a subsidiary or parent of the Company, such ISO shall by its terms expire and shall not be exercisable after the expiration of five (5) years from the date of its grant.

     (e) Unless otherwise provided in any option agreement under the Plan, and except as otherwise provided below, an Option granted under the Plan shall become exercisable, in whole at any time or in part from time to time, but in no case may an Option (i) be exercised as to less than one hundred (100) shares of Common Stock at any one time, or the remaining shares of Common Stock covered by the Option if less than one hundred (100), and (ii) become fully exercisable more than ten years from the date of its grant.

     (f) An Option granted under the Plan shall be exercised by the delivery by the holder thereof to the Company at its principal office (to the attention of the Secretary) of written notice of the number of full shares of Common Stock with respect to which the Option is being exercised, accompanied by payment in full, in cash or by certified or bank check payable to the order of the Company, of the Option Price for such shares of Common Stock or, by the delivery of unexercised Options and/or shares of Common Stock having a fair market value equal to the Option Price, or by a combination of cash and such unexercised Options and/or shares held by an optionee that have a fair market value equal to the Option Price. Subject to such rules as may be established by the Committee, the Option Price may also be paid in full by a broker-dealer to whom the optionee has submitted an exercise notice consisting of a fully endorsed Option, or through any other medium of payment as the Committee, in its discretion, shall authorize, provided however, no method of payment may be utilized to exercise options by officers and directors of the Company in the event it shall be determined that such method of exercise constitutes a prohibited loan to such person.

     (g) The holder of an Option shall have none of the rights of a stockholder with respect to the shares of Common Stock covered by such holder's Option until such shares of Common Stock shall be issued to such holder upon the exercise of the Option.

     (h) All Options granted under the Plan shall not be transferable otherwise than by will or the laws of descent and distribution, and any Option granted under the Plan may be exercised during the lifetime of the holder thereof only by the holder. No Option granted under the Plan shall be subject to execution, attachment or other process.

     (i) Subject to the provisions of Section 6 hereof and except as set forth below, each Option shall become exercisable with respect to one third of the total number of shares of Common Stock subject to the Option on the date of its grant and with respect to each additional one-third at the end of each one-year period thereafter during the succeeding two years. Except as otherwise provided herein, all or any part of the shares underlying the Option with respect to which the Option is exercisable may be purchased commencing at the time and to the extent

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such Option became exercisable or at any time or times thereafter during the term of the Option. Mandatory grants of options to directors pursuant to Section 5 shall vest immediately upon their grant.

     (j) The aggregate fair market value, determined as of the time any ISO is granted and in the manner provided for by Subparagraph (b) of this Paragraph 5, of the shares of Common Stock with respect to which ISOs granted under the Plan are exercisable for the first time during any calendar year and under incentive stock options qualifying as such in accordance with Section 422 of the Code granted under any other incentive stock option plan maintained by the Company or its parent or subsidiary corporations, shall not exceed $100,000. Any grant of Options in excess of such amount shall be deemed a grant of a NQSO. In addition, and notwithstanding anything contained herein to the contrary, in the event an ISO granted hereunder does not, for any reason, at the time of grant or during the term of the ISO satisfy all of the conditions under the Code with respect to being deemed an ISO, then said ISO shall be deemed a NQSO, but only to the extent, if applicable, said ISO exceeds any such conditions, and any said determination that said ISO is deemed an NQSO shall not be deemed the grant of a new Option hereunder.

     (k) Whenever an optionee holding any Option outstanding under this Plan (including Reload Options, as hereinafter defined, previously granted under this Paragraph 5(k)), exercises the Option and makes payment of the Option Price pursuant to Paragraph 5(b) hereof, in whole or in part, by tendering shares of Common Stock previously held by the optionee, then the Company shall grant to the optionee a Reload Option ("Reload Option"), for the number of shares of Common Stock that is equal to the number of shares of Common Stock tendered by the optionee in payment of the Option Price of the Option being exercised. The Reload Option Price per share shall be an amount equal to the fair market value per share of the Company's Common Stock, as determined as of the date of receipt by the Company of the notice by the optionee to exercise the option, and as determined in accordance with Paragraph 5(b) above. Subject to the terms of the Plan and applicable law and regulation, the term of the Reload Option shall expire and the Reload Option shall no longer be exercisable, on the later to occur of (i) the expiration date of the originally exercised Option or (ii) ten years from the date of grant of the Reload Option. Any Reload Option granted under this Paragraph 5(b) shall vest immediately upon grant. All other terms of the Reload Options granted hereunder shall be identical to the terms and conditions of the original Option, the exercise of which gives rise to the grant of the Reload Option. Notwithstanding anything contained herein to the contrary, no Reload Options should be granted hereunder if an optionee is no longer a director of the Company as of the date of the exercise of the Options giving rise to the grant of Reload Options hereunder. In addition, and notwithstanding anything contained herein to the contrary, in the event there is not a sufficient number of shares of Common Stock authorized for issuance upon exercise of Reload Options under the Plan, the Company shall use its best efforts to cause such number of authorized shares of Common Stock underlying the Plan to be increased, provided, however, that if the Company is unable to so cause such increase in the authorized number of shares of Common Stock underlying the Plan to be effectuated, the ability of the optionee to exercise such Reload Options may be delayed indefinitely, until such time as the requisite number of shares of Common Stock is so authorized.

6.   Death, Termination of Membership on the Board of Directors, or Disability.

     (a) Except as otherwise provided herein, upon termination of membership on the Company's Board of Directors, a holder of an Option under the Plan may exercise such Options to the extent such Options were exercisable as of the date of termination at any time within three (3) months after the date of such termination, subject to the provisions of Subparagraph (c) of this Paragraph 6. Notwithstanding anything contained herein to the contrary, any Options granted hereunder to an optionee and then outstanding shall immediately terminate in the event the optionee is convicted of a felony committed against the Company, and the provisions of this Subparagraph (a) shall not be applicable thereto. In addition, and anything contained herein to the contrary notwithstanding, the term during which an optionee may exercise Options subsequent to the date of termination may, in the Committee's discretion, be modified, subject to applicable law and regulation, from the term specified above, as of the date of grant and as specified in an option agreement evidencing the grant of Options under the Plan.

     (b) If the holder of an Option granted under the Plan dies (i) while serving as a member of the Company's Board of Directors or (ii) within three (3) months after the termination of such holder's membership on the Company's Board of Directors, such Options may, subject to the provisions of Subparagraph (c) of this Paragraph 6, be exercised by a legatee or legatees of such Option under such individual's last will or by such

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individual's personal representatives or distributees at any time within six (6)
months after the individual's death, to the extent, except as otherwise provided herein, such Options were exercisable as of the date of death or date of termination of membership on the Board of Directors, whichever date is earlier.

     (c) An Option may not be exercised pursuant to this Paragraph 6 except to the extent that the holder was entitled to exercise the Option at the time of termination of membership on the Company's Board of Directors, and in any event may not be exercised after the original expiration date of the Option.

     (d) Notwithstanding anything in this Plan to the contrary, any Options granted hereunder and then outstanding shall become immediately exercisable in full in the event the optionee's membership on the Board of Directors is terminated by the Company subsequent to the consummation of a tender offer or exchange offer made by any "person" within the meaning of Section 14(d) of the 1934 Act or subsequent to a Change in Control, as defined below. For purposes of this Subparagraph, a "Change in Control" shall have occurred if:

          (1) any "person" within the meaning of Section 14(d) of the 1934 Act becomes the "beneficial owner" as defined in Rule 13d-3 thereunder, directly or indirectly, of more than 20% of the Company's Common Stock (or with respect to the holders of the Company's Common Stock on the effective date of the Company's registration statement with respect to its initial public offering, if any such "person" acquires more than 35% of the Common Stock).

          (2) any "person," directly or indirectly, acquires by proxy or otherwise the right to vote more than 20% of the Company's Common Stock for the election of Directors (or with respect to the holders of the Company's Common Stock on the effective date of the Company's registration statement with respect to its initial public offering, if any such "person" acquires the right to vote more than 35% of the Company's Common Stock for the election of Directors), other than solicitation of proxies by the Incumbent Board (as hereinafter defined), for any merger or consolidation of the Company or for any other matter or question.

          (3) during any two-year period, individuals who constitute the Board of Directors of the Company (the "Incumbent Board") as of the beginning of the period cease for any reason to constitute at least a majority thereof, provided that any person becoming a Director during such period whose election or nomination for election by the Company's stockholders was approved by a vote of at least three quarters of the Incumbent Board (either by specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for Director without objection to such nomination) shall be, for purposes of this clause (3), considered as though such person were a member of the Incumbent Board.

          (4) the Company's stockholders have approved the sale of all or substantially all of the assets of the Company.

          (5) Notwithstanding the foregoing, a Change of Control shall not be deemed to have occurred if the event causing the Change of Control is a repurchase by the Company of its own shares (although subsequent acquisitions of shares of Common Stock by any "person" owning more than the percentage interest set forth above shall constitute a Change of Control).

     (e) In addition, and notwithstanding anything contained herein to the contrary, in the event an optionee dies during such time as the optionee is a member of the Company's Board of Directors, then fifty percent (50%) of any outstanding Options which have not vested and are not exercisable by the optionee as of the date of death shall be automatically deemed vested and exercisable by the optionee's estate and/or his legatees in accordance with Subparagraph 6(b) hereof.

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7.   Adjustment Upon Changes in Capitalization.

     (a) In the event that the outstanding shares of Common Stock are hereafter changed by reason of recapitalization, reclassification, stock split, combination or exchange of shares of Common Stock or the like, or by the issuance of dividends payable in shares of Common Stock, an appropriate adjustment shall be made by the Committee, in the aggregate number of shares of Common Stock available under the Plan, in the number of shares of Common Stock issuable upon exercise of outstanding Options, and the Option Price per share. In the event of any consolidation or merger of the Company with or into another company, or the conveyance of all or substantially all of the assets of the Company to another company, each then outstanding Option shall upon exercise thereafter entitle the holder thereof to such number of shares of Common Stock or other securities or property to which a holder of shares of Common Stock of the Company would have been entitled to upon such consolidation, merger or conveyance; and in any such case appropriate adjustment, as determined by the Committee shall be made as set forth above with respect to any future changes in the capitalization of the Company or its successor entity. In the event of the proposed dissolution or liquidation of the Company, all outstanding Options under the Plan will automatically terminate, unless otherwise provided by the Board of Directors of the Company or any authorized committee thereof.

     (b) Any adjustment in the number of shares of Common Stock shall apply proportionately to only the unexercised portion of the Options granted hereunder. If fractions of shares of Common Stock would result from any such adjustment, the adjustment shall be revised to the next higher whole number of shares of Common Stock.

8.   Further Conditions of Exercise.

     (a) Unless the shares of Common Stock issuable upon the exercise of an Option under the Plan have been registered with the Securities and Exchange Commission under the Securities Act of 1933, as amended, prior to the exercise of the Option, an optionee must represent in writing to the Company that such shares of Common Stock are being acquired for investment purposes only and not with a view towards the further resale or distribution thereof, and must supply to the Company such other documentation as may be required by the Company, unless in the opinion of counsel to the Company such representation, agreement or documentation is not necessary to comply with said Act.

     (b) The Company shall not be obligated to deliver any shares of Common Stock until they have been listed on each securities exchange on which the shares of Common Stock may then be listed or until there has been qualification under or compliance with such state or federal laws, rules or regulations as the Company may deem applicable. The Company shall use reasonable efforts to obtain such listing, qualification and compliance.

     (c) The Committee may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of any taxes that the Company is required by any law or regulation of any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with the exercise of any Option, including, but not limited to, (i) the withholding of delivery of shares of Common Stock upon exercise of Options until the holder reimburses the Company for the amount the Company is required to withhold with respect to such taxes, or (ii) withholding the amount due from any such person's wages or compensation due such person.

9.   Termination, Modification and Amendment.

     (a) The Plan (but not Options previously granted under the Plan) shall terminate ten (10) years from the earliest of the date of its adoption by the Board of Directors, or the date the Plan is approved by the stockholders of the Company, or such date of termination, as hereinafter provided, and no Option shall be granted after termination of the Plan.

     (b) The Plan may from time to time be terminated, modified or amended by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company voting as a single class, and entitled

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to vote thereon, present, or represented, and entitled to vote at a meeting duly held in accordance with the applicable laws of the state or other jurisdiction in which the Company is incorporated.

     (c) The Board of Directors of the Company may at any time, prior to ten
(10) years from the earlier of the date of the adoption of the Plan by such Board of Directors or the date the Plan is approved by the stockholders, terminate the Plan or from time to time make such modifications or amendments of the Plan as it may deem advisable; provided, however, that the Board of Directors shall not, without approval by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company, voting as a single class, and entitled to vote thereon, present, or represented, and entitled to vote at a meeting duly held in accordance with the applicable laws of the state or other jurisdiction in which the Company is incorporated, increase (except as provided by Paragraph 8) the maximum number of shares of Common Stock as to which Options may be granted under the Plan, materially change the standards of eligibility under the Plan or materially increase the benefits which may accrue to participants under the Plan. Any amendment to the Plan which, in the opinion of counsel to the Company, will be deemed to result in the adoption of a new Plan, will not be effective until approved by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company, voting as a single class, and entitled to vote thereon, present, or represented, and entitled to vote at a meeting duly held in accordance with the applicable laws of the state or other jurisdiction in which the Company is incorporated.

     (d) No termination, modification or amendment of the Plan may adversely affect the rights under any outstanding Option without the consent of the individual to whom such Option shall have been previously granted and/or awarded.

10.  Effective Date of the Plan.

     The Plan shall become effective upon adoption by the Board of Directors of the Company. The Plan shall be subject to approval by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company entitled to vote thereon present, or represented, and entitled to vote at a meeting duly held in accordance with the applicable laws of the state or other jurisdiction in which the Company is incorporated, within one year before or after adoption of the Plan by the Board of Directors.

11.  Not a Contract of Employment.

     Nothing contained in the Plan or in any option agreement executed pursuant hereto shall be deemed to confer upon any individual to whom an Option is or may be granted hereunder any right to remain in the employ of the Company or of a subsidiary or parent of the Company or confer any continued right to be a member of the Company's Board of Directors, or in any way limit the right of the Company, or of any parent or subsidiary thereof, to terminate the employment of any employee, or to terminate any other relationship with an Optionee, including that of independent contractor or consultant. Notwithstanding anything contained herein to the contrary, and except as otherwise provided at the time of grant, all references hereunder to termination of employment shall with respect to consultants and independent contractors mean the termination of retention of their services with or for the Company.

12.  Other Compensation Plans.

     The adoption of the Plan shall not affect any other stock option plan, incentive plan or any other compensation plan in effect for the Company, nor shall the Plan preclude the Company from establishing any other form of stock option plan, incentive plan or any other compensation plan.

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